UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Dated of Report (Date of Earliest Event Reported): June 18, 2015

of

ARRIS GROUP, INC.

A Delaware Corporation

IRS Employer Identification No. 46-1965727

Commission File Number 000-31254

3871 Lakefield Drive

Suwanee, Georgia 30024

(678) 473-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 18, 2015, ARRIS Group, Inc. (“ARRIS”) ARRIS Enterprises, Inc., ARRIS International Limited, a private limited company incorporated in England and Wales and wholly-owned subsidiary of ARRIS (“New ARRIS”) and certain ARRIS subsidiaries, as borrowers, and Bank of America, N.A., as administrative agent, swing line lender and L/C lender and the other lender parties thereto entered into an Amended and Restated Credit Agreement (the “Amended Credit Agreement”), which amends and restates ARRIS’ existing Credit Agreement dated March 27, 2013, as amended (the “Existing Credit Agreement”). The Amended Credit Agreement provides for senior secured credit facilities comprised of (i) a “Revolving Credit Facility” of $500 million, (ii) a “Term Loan A Facility” of $990 million, (iii) a delayed draw “Term A-1 Loan Facility” of $800 million and (iv) a “Term Loan B Facility” of approximately $544 million. Funding of the Term Loan A Facility refinanced the term loan A facility under the Existing Credit Agreement while the Term Loan B Facility is a continuation of the term loan B facility under the Existing Credit Agreement. Funding of the Term A-1 Loan Facility under the Amended Credit Agreement will be available at the closing of the previously-announced combination (the “Combination”) of ARRIS with Pace plc (“Pace”). Amounts available under the Term A-1 Loan Facility will be sufficient to fund the cash component of the consideration being paid to Pace shareholders in connection with the Combination. Availability of the loans under the Term A-1 Loan Facility is subject to certain “funds certain” provisions customary in the UK market.

Borrowings under the senior secured credit facilities will be secured by first priority liens on substantially all of the assets of ARRIS and certain of its present and future subsidiaries who are or become parties to, or guarantors under, the Amended Credit Agreement as well as by first priority liens on substantially all of the assets of New ARRIS and, within a period of time after the completion of the Combination, by substantially all of the assets of Pace and/or certain of its subsidiaries located in the United States, Canada and England. The Amended Credit Agreement contains usual and customary limitations on indebtedness, liens, restricted payments, acquisitions and asset sales in the form of affirmative, negative and financial covenants, which are customary for financings of this type. The Amended Credit Agreement provides terms for mandatory prepayments and optional prepayments and commitment reductions. The Amended Credit Agreement also includes events of default, which are customary for facilities of this type (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all amounts outstanding under the credit facilities may be accelerated, subject, however, to the “funds certain” provisions with respect to the Term A-1 Loan Facility.

The Amended Credit Agreement extends the maturity dates of the Revolving Credit Facility and Term Loan A Facility to June 18, 2020. The maturity date of the Term Loan B Facility remains on April 17, 2020. The Term A-1 Loan Facility will mature on June 18, 2020. Under the Amended Credit Agreement, ARRIS and, following the consummation of the Combination New ARRIS, will be required to maintain a minimum consolidated interest coverage ratio of not less than 3.50:1.00. ARRIS and, following the consummation of the Combination New ARRIS, will also be restricted by a maximum consolidated net leverage ratio of to 3.75:1.00, which ratio reduces to 3.50:1.00 on the first anniversary of the Combination.

The foregoing summary of the Amended Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Credit Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The Amended Credit Agreement and the above description have been included to provide investors and security holders with information regarding the terms of such documents. They are not intended to provide any other factual information about ARRIS or its respective subsidiaries or affiliates or equity holders. The representations, warranties and covenants contained in such documents were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to such documents, as applicable; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of ARRIS or any of its respective subsidiaries, affiliates, businesses, or equity holders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of such documents, as applicable, which subsequent information may or may not be fully reflected in public disclosures by ARRIS. Accordingly, investors should read the representations and warranties in such documents not in isolation but only in conjunction with the other information about ARRIS that it includes in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission.

Item 1.02	Termination of a Material Definitive Agreement

Concurrently with the entry into the Amended Credit Agreement, on June 18, 2015 ARRIS terminated its Credit Agreement dated April 22, 2015 (the “April Credit Agreement”), among ARRIS, ARRIS Enterprises, Inc., New ARRIS and certain subsidiaries, as borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, the other lender parties thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and book manager. As previously disclosed, it was anticipated that the Amended Credit Agreement would replace the April Credit Agreement, and there were no penalties paid by ARRIS in connection with this termination.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 18, 2015, ARRIS entered into the Amended Credit Agreement as described under Item 1.01 above. The description of the Amended Credit Agreement set forth in Item 1.01 above is hereby incorporated by reference.

Item 9.01	Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement, dated as of June 18, 2015, among ARRIS Group, Inc., ARRIS Enterprises, Inc., ARRIS International Limited and certain subsidiaries, as borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, the other lender parties thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and book manager

99.1	UK Financing Amendment Announcement

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION.

No Offer or Solicitation

This document is provided for informational purposes only and does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This document may contain forward-looking statements concerning certain trends, expectations, forecasts, estimates, or other forward-looking information affecting or relating to Pace or ARRIS or its industry, products or activities that are intended to qualify for the protections afforded “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations. Forward-looking statements speak only as to the date of the document and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “comfortable,” “trend” and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that a possible combination will not be completed, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the possible combination, adverse effects on the market price of ARRIS shares and on ARRIS’ or Pace’s operating results because of a failure to complete the possible combination, failure to realize the expected benefits of the possible combination, negative effects relating to the announcement of the possible combination or any further announcements relating to the possible combination or the consummation of the possible combination on the market price of ARRIS shares or Pace shares, significant transaction costs and/or unknown liabilities, customer reaction to the announcement of the combination, possible litigation relating to the combination or the public disclosure thereof, general economic and business conditions that affect the combined companies following the consummation of the possible combination, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws or their interpretation or application, regulations, rates and policies, future business combinations or disposals and competitive developments. These factors are not intended to be an all-encompassing list of risks and uncertainties. Additional information regarding these and other factors can be found in ARRIS’ reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2014 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this Announcement could cause ARRIS’ plans with respect to Pace, ARRIS’ or Pace’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this document are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this document. ARRIS and Pace expressly disclaim any obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Important Additional Information Regarding the Transaction Will Be Filed With The SEC

It is expected that the shares of New ARRIS to be issued by New ARRIS to Pace shareholders under the scheme will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof. In connection with the issuance of New ARRIS shares to ARRIS stockholders pursuant to the merger that forms a part of the combination, New ARRIS will file with the SEC a registration statement on Form S-4 that will contain a prospectus of New ARRIS as well as a proxy statement of ARRIS relating to the merger that forms a part of the combination, which we refer to together as the Form S-4/Proxy Statement.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM S-4/PROXY STATEMENT, AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Those documents, if and when filed, as well as ARRIS’ and New ARRIS’ other public filings with the SEC may be obtained without charge at the SEC’s website at www.sec.gov, or at ARRIS’ website at http://ir.arris.com. Security holders and other interested parties will also be able to obtain, without charge, a copy of the Form S-4/Proxy Statement and other relevant documents (when available) by directing a request by mail to ARRIS Investor Relations, 3871 Lakefield Drive, Suwanee, GA 30024 or at http://ir.arris.com. Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

ARRIS, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the transactions contemplated by the Proxy Statement. Information about the directors and executive officers of ARRIS is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, and its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 9, 2015. Other information regarding potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus when it is filed.

Pace and New ARRIS are each organized under the laws of England and Wales. Some of the officers and directors of Pace and New ARRIS are residents of countries other than the United States. As a result, it may not be possible to sue Pace, New ARRIS or such persons in a non-US court for violations of US securities laws. It may be difficult to compel Pace, New ARRIS and their respective affiliates to subject themselves to the jurisdiction and judgment of a US court or for investors to enforce against them the judgments of US courts.

Responsibility

The directors of ARRIS accept responsibility for the information contained in this document and, to the best of their knowledge and belief (having taken all reasonable care to ensure that such is the case), the information contained in this document is in accordance with the facts and it does not omit anything.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.

By:	/s/ David B. Potts
David B. Potts
Executive Vice President and Chief Financial Officer

Dated: June 19, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement, dated as of June 18, 2015, among ARRIS Group, Inc., ARRIS Enterprises, Inc., ARRIS International Limited and certain subsidiaries, as borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, the other lender parties thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and book manager

99.1	UK Financing Amendment Announcement